Exhibit 99.1

FIRST AMENDMENT dated as of November 2, 2009 (this “Amendment”), to the Credit Agreement dated as of June 27, 2008 (the “Credit Agreement”), among ATP Oil & Gas Corporation (the “Borrower”), the Lenders party thereto, and Credit Suisse, Cayman Islands Branch, as Administrative Agent and Collateral Agent.

A. WHEREAS, the Borrower has requested an amendment to the Credit Agreement pursuant to which, among the other things, (a) the financial covenants shall be amended, (b) the Applicable Percentage shall be increased, (c) a premium with respect to certain prepayments shall be applied and (d) exposure fees shall be applied.

B. WHEREAS, in order to effect the foregoing, the Borrower and the other parties hereto desire to amend, as of the Amendment Effective Date, the Credit Agreement and to enter into certain other agreements herein, in each case subject to the terms and conditions set forth herein.

C. THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Credit Agreement (as amended hereby).

SECTION 2. Amendment of the Credit Agreement. Effective as of the Amendment Effective Date (as defined in Section 4 hereof):

(a) Section 1.01 of the Credit Agreement shall be amended by amending and restating the following definitions:

(i) ““Applicable Percentage” shall mean, for any day (a) (i) from and including October 1, 2009 through and including December 31, 2010 (x) with respect to any Eurodollar Loan, 8.00%, and (y) with respect to any ABR Loan, 7.00%, and (ii) thereafter, (x) with respect to any Eurodollar Loan, 6.25%, and (y) with respect to any ABR Loan, 5.25%, plus, in each case, (b) the Step-up Percentage, if applicable.”

(ii) ““Fees” shall mean the Commitment Fees, the Administrative Agent Fees, the L/C Participation Fees, the Issuing Bank Fees, the Tranche B-1 Exposure Fee and the Tranche B-2 Exposure Fee.”

(iii) ““Junior Financing Documentation” shall mean (a) the Second Lien Facility Documents, (b) any indenture or other documentation governing any Permitted Subordinated Indebtedness and (c) the Statement of Resolutions or other documentation governing the Specified Convertible Preferred.”

(iv) ““L/C Sublimit” shall be $50,000,000; provided that the L/C Sublimit shall be (a) increased in connection with any Revolving Commitment Increase by an amount corresponding to the amount of such Revolving Commitment Increase and (b)

decreased in connection with any reduction of Revolving Credit Commitments by an amount corresponding to the amount of such reduction; provided further that the L/C Sublimit shall not exceed $100,000,000.”

(b) Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in their correct alphabetical order:

(i) ““Applicable Prepayment Premium” shall mean, as of any day on which Tranche B-1 Loans are prepaid, the amount (expressed as a percentage of the principal amount of the Tranche B-1 Loans being prepaid that causes the aggregate principal amount of Tranche B-1 Loans outstanding to be reduced below, or further reduced below, $800,000,000) calculated on the basis of the percentage set forth below opposite the period in which such day occurs:

Period	Percentage	”
October 1, 2009 to and including October 1, 2010	3.00%
October 2, 2010 to and including October 1, 2011	1.50%

(ii) ““First Amendment” shall mean the First Amendment, dated as of November 2, 2009, to this Agreement.”

(iii) ““First Amendment Effective Date” shall mean the “Amendment Effective Date” as defined in the First Amendment.”

(iv) ““Specified Convertible Preferred” shall mean the Borrower’s 1,400,000 shares of 8% convertible perpetual preferred equity interests issued September 29, 2009.”

(v) ““Tranche B-1 Exposure Fee” shall have the meaning assigned to such term in Section 2.05(f).”

(vi) ““Tranche B-2 Exposure Fee” shall have the meaning assigned to such term in Section 2.05(g).”

(c) The definition of “Consolidated Interest Expense” in Section 1.01 of the Credit Agreement shall be amended by:

(i) inserting “in respect of Indebtedness” immediately following the words “the interest expense” in clause (a) thereof; and

(ii) inserting the following proviso at the end of the first sentence thereof:

“provided that during the period from October 1, 2009 through and including December 31, 2010, Consolidated Interest Expense shall exclude dividends paid in cash in respect of the Specified Convertible Preferred”.

(d) The definition of “Pro Forma Financial Covenant Compliance” in Section 1.01 of the Credit Agreement shall be amended by inserting “or the Specified Convertible Preferred” immediately following the words “Cash-Pay Preferred”.

(e) Section 2.05 of the Credit Agreement shall be amended by inserting the following paragraphs (f) and (g) immediately following paragraph (e) thereof:

“(f) If the aggregate principal amount of Tranche B-1 Loans outstanding at June 30, 2010 is greater than $800,000,000, the Borrower agrees to pay to the Administrative Agent, for the ratable account of each Lender, a one-time fee (the “Tranche B-1 Exposure Fee”) on July 6, 2010 in the amount of 0.50% of the aggregate principal amount of outstanding Term Loans and Revolving Credit Commitments (whether used or unused) of such Lender at June 30, 2010.

(g) If any Tranche B-2 Loan shall be outstanding at June 30, 2010, the Borrower agrees to pay to the Administrative Agent, for the account of each Lender, a one-time fee (the “Tranche B-2 Exposure Fee”) on July 6, 2010 in the amount of 0.50% of the aggregate principal amount of outstanding Term Loans and Revolving Credit Commitments (whether used or unused) of such Lender at June 30, 2010.”

(f) Section 2.09 of the Credit Agreement shall be amended by inserting the following paragraph (d) immediately following paragraph (c) thereof:

“(d) Notwithstanding anything to the contrary contained herein, the Revolving Credit Commitments of Bayerische Hypo- und Vereinsbank AG (“Bayerische”) hereunder, if in excess of $40,000,000 at such time, shall be permanently reduced to an amount not to exceed $40,000,000 on the date that is the earlier to occur of (i) the Tranche B-2 Maturity Date and (ii) the first Business Day upon which the aggregate principal amount of the Tranche B-2 Loans outstanding is $0. The Borrower shall pay to the Administrative Agent for the account of Bayerische, on the date of such reduction, the Commitment Fees on the amount of the Revolving Credit Commitments so reduced accrued to but excluding the date of such reduction. If, after giving effect to such reduction of the Revolving Credit Commitments, the Aggregate Revolving Credit Exposure of Bayerische would exceed its Revolving Credit Commitment, then the Borrower shall, on the date of such reduction, repay or prepay Revolving Credit Borrowings for the account of Bayerische and, after such Revolving Credit Borrowings shall have been repaid or prepaid in full, replace or cause to be canceled (or make other arrangements satisfactory to the

Administrative Agent and the Issuing Bank, with respect to) Letters of Credit in an amount sufficient to eliminate such excess. If, at any time, the aggregate amount of Revolving Credit Commitments is less than the face amount of Letters of Credit outstanding issued by Bayerische, the Borrower shall cash collateralize for the account of Bayerische such excess in an amount and manner reasonably satisfactory to Bayerische.”

(g) Section 2.12(b) of the Credit Agreement shall be amended by deleting the paragraph contained therein in its entirety and replacing such paragraph with “[Reserved]”.

(h) Section 2.13(g) of the Credit Agreement shall be amended by deleting the paragraph contained therein in its entirety and replacing such paragraph with “[Reserved]”.

(i) Section 2.16 of the Credit Agreement shall be amended by inserting the following paragraph immediately following the first paragraph thereof:

“Notwithstanding anything to the contrary contained herein, if a Term Lender receives payment by or on behalf of the Borrower on account of the principal of its Tranche B-1 Loans, whether pursuant to either Section 2.12 or 2.13 or otherwise (but excluding scheduled repayments pursuant to Section 2.11), on or prior to October 1, 2011, such payment shall be accompanied by (and the Borrower agrees to pay) the Applicable Prepayment Premium; provided that no Applicable Prepayment Premium shall be required with respect to such principal payment if the aggregate principal amount of the Tranche B-1 Loans outstanding after giving effect to such principal payment is $800,000,000 or more.”

(j) Section 2.21(a) of the Credit Agreement shall be amended by amending and restating the last parenthetical at the end of clause (z) thereof with the following:

“(with such assignment being deemed to be an optional prepayment for purposes of determining the applicability of Section 2.16 and with such prepayment fee to be payable by the Borrower)”.

(k) Section 2.23 of the Credit Agreement shall be amended by inserting a new paragraph (l) immediately following paragraph (k) thereof:

“(l) If, at any time, the aggregate amount of Revolving Credit Commitments is less than the face amount of Letters of Credit issued and outstanding, the Borrower shall cash collateralize such excess in an amount and manner reasonably satisfactory to the applicable Issuing Banks.”

(l) Section 6.06(a) of the Credit Agreement shall be amended by inserting “or on the Specified Convertible Preferred” immediately following “Section 6.01(j)” in clause (iii) of the proviso thereto.

(m) Section 6.09(b) of the Credit Agreement shall be amended by inserting “or the Specified Convertible Preferred” immediately following “Cash-Pay Preferred” in the proviso thereto.

(n) Section 6.12 of the Credit Agreement is hereby amended and restated as follows:

“Interest Coverage Ratio. Permit the Interest Coverage Ratio for any period of four consecutive fiscal quarters, in each case taken as one accounting period, ending on the last day of any fiscal quarter to be less than (i) 2.0 to 1.0, if the last day of such fiscal quarter ends during the period from October 1, 2009 through and including December 31, 2010, and (ii) thereafter, 2.50 to 1.00.”

(o) Section 6.13 of the Credit Agreement is hereby amended and restated as follows:

“Maximum Leverage Ratio. Permit the Leverage Ratio at the end of any fiscal quarter to be greater than (i) 4.00 to 1.00, if the last day of such fiscal quarter ends during the period from October 1, 2009 through and including December 31, 2010, and (ii) thereafter, 3.00 to 1.00.”

(p) Section 6.14 of the Credit Agreement is hereby amended and restated as follows:

“Minimum Current Ratio. Permit the Current Ratio at the end of any fiscal quarter to be less than (i) 0.80 to 1.00, if the last day of such fiscal quarter ends during the period from October 1, 2009 through and including December 31, 2010, and (ii) thereafter, 1.00 to 1.00.”

SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to the Agents and the Lenders that:

(a) This Amendment has been duly authorized, executed and delivered by it and this Amendment and the Credit Agreement constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) All representations and warranties of Loan Parties contained in the Loan Documents are true and correct in all material respects on and as of the date hereof and on and as of the Amendment Effective Date, with the same effect as though made on and as of the date hereof or the Amendment Effective Date, as the case may be, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and (ii) that, for purposes of this paragraph, the representations and warranties contained in Section 3.05 of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Section 5.04 of the Credit Agreement.

(c) No Default or Event of Default has occurred and is continuing as of the date hereof or as of the Amendment Effective Date.

SECTION 4. Effectiveness. (a) This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which each of the following conditions shall have been satisfied:

(i) The Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the signatures of the Borrower and the Required Lenders.

(ii) The Administrative Agent shall have received (i) a certificate of good standing with respect to the Borrower and (ii) a closing certificate executed by a Responsible Officer of the Borrower dated the Amendment Effective Date, certifying as to the incumbency and specimen signature of each officer executing this Amendment or any other document delivered in connection herewith on behalf of the Borrower and attaching (A) a true and complete copy of the certificate of incorporation of the Borrower, including all amendments thereto, as in effect on the Amendment Effective Date, certified as of a recent date by the Secretary of State of the state of its organization, that has not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, (B) a true and complete copy of the by-laws of the Borrower as in effect on the Amendment Effective Date and at all times since a date prior to the date of the resolutions described in clause (C) below, and (C) a true and complete copy of resolutions duly adopted by the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Amendment and certifying that such resolutions have not been modified, rescinded or amended and are in full force and effect.

(iii) The Administrative Agent shall have received payment from the Borrower, for the account of each Lender that executes and delivers a counterpart signature page to this Amendment at or prior to 5:00 p.m., New York City time, on October 30, 2009, or such later time and date as the Borrower and the Administrative Agent may agree, an amendment fee (the “Amendment Fee”) in an amount equal to 0.50% of the aggregate principal amount of the Term Loans and Revolving Credit Commitments (whether used or unused) of such Lender. The Amendment Fee shall be payable in immediately available funds and, once paid, such fee or any part thereof shall not be refundable.

(iv) The Borrower shall have paid all fees and other amounts due and payable in connection with this Amendment, including, to the extent invoiced, reimbursement or payment of out-of-pocket expenses of the Administrative Agent required to be paid or reimbursed pursuant to the Credit Agreement, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

(b) The Administrative Agent shall notify the Borrower and the Lenders of the Amendment Effective Date and such notice shall be conclusive and binding. Notwithstanding the foregoing, this Amendment shall not become effective if each of the conditions set forth or referred to in this Section 4 has not been satisfied at or prior to 5:00 p.m., New York City time, on November 13, 2009 (it being understood that any such failure of this Amendment to become effective will not affect any rights or obligations of any person under the Credit Agreement).

SECTION 5. Effect of Amendment. (a) Except as expressly set forth herein or in the Credit Agreement, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(b) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 7. Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

SECTION 8. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic imaging means of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 9. Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

ATP OIL & GAS CORPORATION,

by

/s/ Albert L. Reese Jr.
	Name:	Albert L. Reese Jr.
	Title:	Chief Financial Officer

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Administrative Agent and Collateral Agent,

by

/s/ Nupur Kumar
	Name:	Nupur Kumar
	Title:	Vice President

by

/s/ Ilya Ivashkov
	Name:	Ilya Ivashkov
	Title:	Associate